SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
August 18, 2023
(Date of Report (Date of Earliest Event Reported))

EXTRA SPACE STORAGE INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32269	20-1076777
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2795 East Cottonwood Parkway, Suite 300
Salt Lake City, Utah 84121
(Address of Principal Executive Offices)
(801) 365-4600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934

Title of each class	Trading symbol	Name of each exchange on which registered

Common Stock, $0.01 par value	EXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 8.01	Other Events
Life Storage Financial Statements

As previously disclosed, on July 20, 2023, Extra Space Storage Inc., a Maryland corporation (“Extra Space”), completed its merger (the “Merger”) with Life Storage, Inc., a Delaware corporation (“Life Storage”). This Current Report on Form 8-K is being filed to present (i) the unaudited consolidated financial statements of Life Storage as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022, which are attached hereto as Exhibit 99.1 and incorporated herein by this reference and (ii) the unaudited pro forma condensed combined financial information of Extra Space as of and for the six months ended June 30, 2023 and the year ended December 31, 2022, giving effect to the Merger, which is attached hereto as Exhibit 99.2 and incorporated herein by this reference. This Current Report on Form 8-K will permit us to incorporate the financial information included herein by reference in future filings with the Securities and Exchange Commission.

ITEM 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Unaudited consolidated financial statements of Life Storage, Inc. as of June 30, 2023 and for the three and six months ended June 30, 2023 and 2022.
99.2	Unaudited pro forma condensed combined financial information of Extra Space Storage Inc. as of and for the six months ended June 30, 2023 and the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTRA SPACE STORAGE INC.

Date:	August 18, 2023	By	/s/ Gwyn McNeal
			Name:	Gwyn McNeal
			Title:	Executive Vice President and Chief Legal Officer